UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): March 9, 2006

EMERGE INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL		32958
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 9, 2006, eMerge Interactive, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2005. A copy of the news release and transcript of the related conference call are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in eMerge Interactive 's filings under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description of Exhibit
99.1.	Press release, dated March 9, 2006, announcing financial results for the quarter and year ended December 31, 2005.
99.2.	Transcript of the related conference call, dated March 9, 2006, announcing financial results for the quarter and year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 9, 2006

eMerge Interactive, Inc.

By:	/s/ Robert E. Drury
Robert E. Drury Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1.	Press release, dated March 9, 2006, announcing financial results for the quarter and year ended December 31, 2005.
99.2.	Transcript of the related conference call, dated March 9, 2006, announcing financial results for the quarter and year ended December 31, 2005.